EXHIBIT 99.1

Stock Yards Bancorp Completes Acquisition of Kentucky Bancshares

LOUISVILLE, Ky., June 01, 2021 (GLOBE NEWSWIRE) -- Stock Yards Bancorp, Inc. (“Stock Yards” or the “Company”) (NASDAQ: SYBT), the parent company of Stock Yards Bank & Trust Company, with offices in the Louisville, Lexington, Indianapolis and Cincinnati metropolitan markets, today announced that it has completed its previously announced acquisition of Kentucky Bancshares, Inc. Kentucky Bancshares, headquartered in Paris, Kentucky, is the holding company for Kentucky Bank, which operates 19 branches in 11 communities throughout central and eastern Kentucky, including the Lexington, Kentucky metropolitan statistical area and contiguous counties.

“We are pleased to announce the completion of the merger and to have Kentucky Bancshares shareholders, customers and employees join the Stock Yards team,” said James A. (Ja) Hillebrand, Chairman and Chief Executive Officer. “This merger expands our presence throughout central and eastern Kentucky and allows broader product offerings, increased lending capabilities and an expanded branch delivery system to our new customers. Additionally, the larger organization provides solid growth opportunities for us and a platform for future expansion.”

About Stock Yards Bancorp, Inc.

Louisville, Kentucky-based Stock Yards Bancorp, Inc. with $4.8 billion in assets, was incorporated in 1988 as a bank holding company. It is the parent company of Stock Yards Bank & Trust Company, which was established in 1904. The Company's common shares trade on the NASDAQ Stock Market under the symbol SYBT. For more information about Stock Yards Bancorp, visit the Company’s website at www.syb.com.

Forward-Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the merger transaction between Stock Yards and Kentucky Bancshares, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Stock Yards with the SEC, risks and uncertainties for Stock Yards include but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Kentucky Bancshares’ operations with those of Stock Yards will be materially delayed or will be more costly or difficult than expected; diversion of management's attention from ongoing business operations and opportunities due to the merger; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on the combined company's respective customer and employee relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Stock Yards’ issuance of additional shares of Stock Yards common stock in connection with the merger; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, Stock Yards assumes no obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Please refer to Stock Yards’ Annual Report on Form 10-K for the year ended December 31, 2020, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2021, as well as its other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Contact:	T. Clay Stinnett
Stock Yards Bancorp, Inc.
Executive Vice President, Treasurer
and Chief Financial Officer
(502) 625-0890